SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 2, 2001


                               Arch Wireless, Inc.
 ------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                000-23232/001-14248         31-1358569
  -----------------------------   ---------------------   ---------------------
 (State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation)               File Numbers)        Identification No.)

        1800 West Park Drive, Suite 250
               Westborough, MA                                01581
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    (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code: (508) 870-6700

   ITEM 5. OTHER EVENTS.

   Default in Indebtedness

   Arch Wireless Communications, Inc. ("AWCI"), a wholly owned subsidiary of Arch Wireless, Inc. (the "Registrant"), is today in default under its outstanding 12-3/4% Senior Notes due 2007 for nonpayment of interest due on July 2, 2001. This default also constitutes a default under (i) AWCI's 9-1/2% Senior Notes due 2004, (ii) AWCI's 14% Senior Notes due 2004 and (iii) the Third Amended and Restated Credit Agreement, dated as of March 23, 2000, as amended, by and among Arch Wireless Holdings, Inc., an indirect wholly owned subsidiary of the Registrant, The Bank of New York as administrative agent and the other lenders party thereto.

   In addition, AWCI has deferred the interest payment due on August 1, 2001 under its 9-1/2% Senior Notes.

   A copy of the press release issued by the Registrant on July 23, 2001 relating to the withdrawal of its proposal to restructure its outstanding debt is attached hereto as an exhibit.

   ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

    Exhibit No.               Description
    -----------               -----------

        99.1 Press release dated July 23, 2001 announcing the withdrawal of the proposal by the Registrant to restructure its outstanding debt

                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 2, 2001                   ARCH WIRELESS, INC.

                                        By:      /s/ J. Roy Pottle
                                              -------------------------
                                        Name:    J. Roy Pottle
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX



     Exhibit No.               Description
    -----------               -----------

        99.1 Press release dated July 23, 2001 announcing the withdrawal of the proposal by the Registrant to restructure its outstanding debt